UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

License and Collaboration Agreement

On December 19, 2017 (the “Effective Date”), Five Prime Therapeutics, Inc. (“FivePrime”) entered into a License and Collaboration Agreement (the “Agreement”) with Zai Lab (Shanghai) Co., Ltd. (“Zai”), pursuant to which FivePrime granted Zai exclusive rights to develop and commercialize FivePrime’s proprietary afucosylated FGFR2b antibody known as FPA144, and all fragments, conjugates, derivatives and modifications thereof (the “Licensed Antibody”) in China, Hong Kong, Macau and Taiwan (each, a “region,” and collectively, the “Territory”).

Under the terms of the Agreement, Zai will be responsible, at its expense, for (i) developing and commercializing products containing the Licensed Antibody (each, a “Licensed Product”) under a territory development plan and (ii) performing certain development activities to support FivePrime’s global development and registration of Licensed Products, including FivePrime’s global Phase 3 registrational trial of FPA144 in combination with FOLFOX in front-line gastric and gastroesophageal cancer (the “FPA144-004 Study”) in the Territory, under a global development plan.

Pursuant to the Agreement, Zai will make an upfront payment of $5 million to FivePrime. Additionally, with respect to each Licensed Product, FivePrime will be eligible to receive up to $39 million in specified developmental and regulatory milestone payments.

Zai will also be obligated to pay FivePrime a royalty, on a Licensed Product-by-Licensed Product and region-by-region basis, in the high teens or low twenties, depending on the number of patients Zai enrolls in the FPA144-004 Study, subject to reduction in certain circumstances, on net sales of each Licensed Product in the Territory until the latest of (i) the 11th anniversary of the first commercial sale of such Licensed Product in such region, (ii) the expiration of certain patents covering such Licensed Product in such region, and (iii) the date on which any applicable regulatory, pediatric, orphan drug or data exclusivity with respect to such Licensed Product expires in such region. FivePrime cannot determine the date on which Zai’s potential royalty payment obligations to FivePrime would expire because Zai has not yet developed any Licensed Products under the Agreement and therefore FivePrime cannot at this time identify the date of the first commercial sale or any related patents covering or regulatory exclusivity periods with respect to such Licensed Product.

Under the Agreement, provided that Zai enrolls and treats a specified number of patients in the FPA144-004 Study in China, Zai is eligible to receive a low single-digit percentage royalty, on a Licensed Product-by-Licensed Product basis on net sales of a Licensed Product outside the Territory until the 10th anniversary of the first commercial sale of each such Licensed Product outside the Territory.

Unless earlier terminated by either party, the Agreement will expire on a Licensed Product-by-Licensed Product and region-by-region basis upon the expiration of Zai’s payment obligations with respect to each Licensed Product under the Agreement. Zai may terminate the Agreement in its entirety at any time with advance written notice. Either party may terminate the Agreement in its entirety with written notice for the other party’s material breach if such party fails to cure the breach. FivePrime may terminate the Agreement in its entirety with written notice for Zai’s material breach of its diligence obligations with respect to development and obtaining marketing approval, and may terminate the agreement on a region-by-region basis for Zai’s breach of its diligence obligations with respect to timely commercialization of a Licensed Product in a region following marketing approval. FivePrime may terminate the agreement in its entirety if Zai or its affiliates or sublicensees commences a legal action challenging the validity, enforceability or scope of any of FivePrime’s patents in the Territory. Either party also may terminate the Agreement in its entirety upon certain insolvency events involving the other party.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which will be filed as an exhibit to FivePrime’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on FivePrime’s expectations and assumptions as of the date of this Current Report on Form 8-K. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include statements regarding the (i) the development of FPA144; (ii) the number of patients that Zai will be able to enroll and treat in the Territory; and (iii) Five Prime’s potential receipt of upfront and milestone payments and royalties. Many factors may cause differences between current expectations and actual results including unexpected safety or efficacy data observed during clinical studies, changes in expected or existing competition, changes in the regulatory, pricing or reimbursement environment, and unexpected litigation or other disputes. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are discussed in FivePrime’s most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, including the “Risk Factors” contained therein. Except as required by law, FivePrime assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017	Five Prime Therapeutics, Inc.

	By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary